SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


             Date of Report (date of earliest event reported): January 20, 2015


                               SYNERGY RESOURCES CORPORATION
                               -----------------------------
                   (Exact name of Registrant as specified in its charter)


          Colorado                      001-35245               20-2835920
  ----------------------------     --------------------   --------------------
  (State or other jurisdiction    (Commission File No.)     (IRS Employer
      of incorporation)                                    Identification No.)


                                20203 Highway 60
                           Platteville, Colorado 80651
                  --------------------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code: (970) 737-1073

                                       N/A
                           --------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events

      On January 20, 2015, the Company issued a press release, filed as Exhibit 99.1, regarding its current operations and second quarter production.

Item 9.01  Exhibits

Exhibit
Number     Description of Document
------     -----------------------

  99.1     January 20, 2015 press release.










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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2015

                                    SYNERGY RESOURCES CORPORATION


                                    By:  /s/ Frank L. Jennings
                                         -------------------------------------
                                         Frank L. Jennings, Principal Financial
                                           and Accounting Officer





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